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                                                                       EXHIBIT 1
                           PULITZER PUBLISHING COMPANY
                                  COMMON STOCK

                               ------------------


                             UNDERWRITING AGREEMENT

                                                                  March __, 1999
GOLDMAN, SACHS & CO.,
     85 BROAD STREET,
     NEW YORK, NEW YORK 10004


Ladies and Gentlemen:

         Certain stockholders named in Schedule II hereto (the "Selling Stockholders") of Pulitzer Publishing Company, a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to sell to Goldman, Sachs & Co. (the "Underwriter") an aggregate of 1,000,000 shares (the "Firm Shares") and, at the election of the Underwriter, up to 126,000 additional shares (the "Optional Shares") of the common stock, par value $.01 per share of the Company (the "Common Stock"). The Firm Shares and the Optional Shares, which the Underwriter elects to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         As issuer of the Shares, the Company is a party to this Agreement. After the completion of the transactions contemplated by this Agreement, the Company is expected to complete a tax-free spin-off in which all of the Company's non-broadcasting assets will be transferred to a subsidiary, the shares of which will be distributed to the Company's stockholders. Thereafter, pursuant to an amended and restated merger agreement dated as of May 25, 1998 (the "Merger Agreement"), by and among the Company, such subsidiary and Hearst-Argyle Television, Inc., a Delaware corporation ("Hearst-Argyle"), the Company will merge (the "Merger") with and into Hearst-Argyle. In the Merger, Hearst-Argyle will issue shares of its Series A common stock (the "Hearst-Argyle Stock") in exchange for the Company's Common Stock, including the Shares, and its Class B Common Stock, par value $.01 per share (the "Class B Common Stock"). Because the Shares will, upon consummation of the Merger, be exchanged for shares of Hearst-Argyle Stock (the "Share Exchange"), Hearst-Argyle has agreed to be a party to this Agreement solely to the extent expressly set forth below.

         1. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                           (i) A registration statement on Form S-3 (File No.
                  333-69701) (the "Initial Registration Statement") in respect of the Shares has been filed



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                  with the Securities and Exchange Commission (the
                  "Commission"); the Initial Registration Statement and any pre-effective or post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Underwriter and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; other than pre-effective amendments to the Initial Registration Statement and a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing and other than Hearst-Argyle's Registration Statement on Form S-4, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any pre-effective or post-effective amendments thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
                  Section 5(i) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
                  Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;



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                           (ii) No order preventing or suspending the use of any
                  Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filling thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                           (iii) The documents filed with the Commission by the
                  Company, including the Joint Proxy Statement/Prospectus of the Company and Hearst-Argyle (except with respect to information furnished by Hearst-Argyle expressly for use in such Joint Proxy Statement/Prospectus), and incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed by the Company with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the date of the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                           (iv) The Registration Statement conforms and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date


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                  as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or Hearst-Argyle expressly for use therein;

                           (v) Neither the Company nor any of its subsidiaries
                  has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                           (vi) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                           (vii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (viii) All of the outstanding shares of capital stock
                  of the Company, including without limitation the Shares, have been duly and validly authorized, and such outstanding shares of capital stock other than the Shares are, and upon conversion by certain of the Selling Stockholders of the requisite shares of the Class B Common Stock into Common Stock as described in the Prospectus (the "Conversion"), the Shares will be, duly and

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                  validly issued and fully paid and non-assessable and the
                  Shares will conform to the description thereof contained in the Prospectus;

                           (ix) The compliance by the Company with all of the
                  provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

                           (x) Other than as set forth in the Prospectus, there
                  are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xi) Neither the Company nor any of its subsidiaries
                  is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                           (xii) The Company is not and, after giving effect to
                  the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");



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                           (xiii) Deloitte & Touche LLP, who have certified
                  certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                           (xiv) The Company has reviewed its operations and
                  that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, except as disclosed in the Prospectus, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries (a "Material Adverse Effect") or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, the Underwriter and the Company and Hearst-Argyle that:

                           (i) All consents, approvals, authorizations and
                  orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

                           (ii) The sale of the Shares to be sold by such
                  Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or similar gov-


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                  erning instruments of such Selling Stockholder if such Selling
                  Stockholder is a corporation, foundation or trust or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                           (iii) Upon the Conversion, such Selling Stockholder
                  will have, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, when the Shares are delivered pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

                           (iv) During the period beginning from the date hereof
                  and continuing to and including, 1999, such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Underwriter provided that, for the avoidance of ambiguity hereunder, the participation in Share Exchange shall not be deemed to constitute a sale or disposition under this subsection (iv);

                           (v) Such Selling Stockholder has not taken and will
                  not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                           (vi) To the extent that any statements or omissions
                  made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (vii) In order to document the Underwriter's
                  compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsi-


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                  bility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the Underwriter prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                           (viii) Certificates in negotiable form representing
                  all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Underwriter (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to [NAME OF CUSTODIAN], as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Underwriter (the "Power of Attorney"), appointing the persons indicated in Schedule III hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriter to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder, and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

                           (ix) The Shares represented by the certificates held
                  in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriter hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable and not subject to termination by such Selling Stockholder or by operation of law; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements and all other actions required to be taken hereunder or under the Custody Agreement shall be taken; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney and the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the


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                  Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

                  (c) Hearst-Argyle represents and warrants to, and agrees with, the Underwriter and the Company that:

                           (i) The documents filed with the Commission by
                  Hearst-Argyle or Argyle Television, Inc., including the Joint Proxy Statement/Prospectus of the Company and Hearst-Argyle (but only with respect to information furnished by Hearst-Argyle expressly for use in such Joint Proxy Statement/Prospectus), and incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed by Hearst-Argyle with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the date of the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (ii) All information relating to Hearst-Argyle
                  contained in the Registration Statement, the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not as of the appropriate effective date (as to the Registration Statement and any amendments thereto) and as to the appropriate filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (iii) Since the respective dates as of which
                  information is given in the Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to cause a material adverse change, in the general affairs, management, financial position or results of operations of Hearst-Argyle and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;



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         2.       Subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each of the Selling Stockholders, at a purchase price per share of $..........., (a) the number of Firm Shares set forth beside such Selling Stockholder's name on Schedule II hereto and (b) in the event and to the extent that the Underwriter shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each of the Selling Stockholders, at the purchase price per share set forth in this Section 2, the Optional Shares as provided below.

                  The Selling Stockholders, as and to the extent indicated in
                  Schedule I hereto, hereby grant, severally and not jointly, to the Underwriter the right to purchase at its election up to 126,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Stockholder selling Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Underwriter to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement, but in no event later than the fifth business day prior to the effective time of the Merger, and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event shall the date of such purchase be earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, later than one business day prior to the effective time of the Merger.

         3. Upon the authorization by you of the release of the Firm Shares, the Underwriter proposes to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Underwriter, through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by [the Custodian] [each of the Selling Stockholders][, as their interests may appear,] to the Underwriter at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment


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                  shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on ............., 19.. or such other time and date as
                  Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs &
                  Co. of the Underwriter's election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co.
                  and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to
                  Section 7(l) hereof, will be delivered at the offices of [Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, 10022] (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing
                  Location at .......p.m., New York City time, on the New York
                  Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with the Underwriter:

                           (i) To prepare the Prospectus in a form approved by
                  the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                           (ii) Promptly from time to time to take such action
                  as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (iii) Prior to 10:00 A.M., New York City time, on the
                  New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with copies of the Prospectus in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon its request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter's request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                           (iv) To make generally available to its security
                  holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the
                  Act), an earnings statement of the Company or its successor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                           (v) During the period beginning from the date hereof
                  and continuing to and including the date ninety days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the Underwriter's prior written consent, provided that, for the avoidance of ambiguity hereunder, the Share Exchange shall not be deemed to constitute a sale or disposition under this subsection (v);

                           (vi) If the Company elects to rely upon Rule 462(b),
                  the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         5. The Company and each of the Selling Stockholders covenant and agree with one another and with the Underwriter that the Company will pay or cause to be paid the following:(i)the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers;
                   (ii)the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii)all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(ii) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey(s);(iv)the cost of preparing certificates for the Shares;(v)the cost and charges of any transfer agent or registrar or dividend disbursing agent; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriter hereunder shall be subject, in the discretion of the Underwriter, to the condition that all representations and warranties and other statements of the Company, the Selling Stockholders and Hearst-Argyle herein are, at and as of each Time of Delivery, true and correct, the condition that the Company, the Selling Stockholders and Hearst-Argyle shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's reasonable satisfaction;

                  (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (v), (x), (xi) and (xii) of subsection
         (c) below as well as such other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Fulbright & Jaworski L.L.P., counsel for the Company, shall have furnished to the Underwriter their written opinion (a draft of each such opinion is attached as Annex II(b) hereto), dated each Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of

                  Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including without limitation the Shares, have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) The Shares conform to the description thereof
                  contained in the Prospectus;

                           (iv) To the best of such counsel's knowledge and
                  other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (v) This Agreement has been duly authorized, executed
                  and delivered by the Company;

                           (vi) The Merger Agreement has been duly authorized,
                  executed and delivered and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by equitable principles of general applicability; and the Merger Agreement conforms in all material respects to the description thereof in the Prospectus;

                           (vii) The compliance by the Company with all of the
                  provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except a conflict, breach, violation or default which would not do any of the following: (1) in any way adversely affect the ability of the Company to comply with all of the provisions of this Agreement; (2) in any way adversely affect the consummation of the transactions herein contemplated; or
                  (3) have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of its properties;

                           (viii) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

                           (ix) To the best of such counsel's knowledge, neither
                  the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its properties may be bound and which is material to the Company and its subsidiaries, taken as a whole;

                           (x) The Company is not an "Investment Company", as
                  such term is defined in the Investment Company Act;

                           (xi) The documents filed by the Company and
                  incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                           (xii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and the documents filed by Hearst-Argyle and incorporated by reference in the Prospectus, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         In rendering such opinion, such counsel shall state that, although it has not undertaken, except as otherwise indicated, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, it has participated in the preparation of the Registration Statement and the Prospectus of the Company, including review and discussion of the contents thereof, and, relying as to materiality with regard to factual matters to a certain extent upon officers and other representatives of the Company, nothing has come to such counsel's attention that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective and at each Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and at each Time of Delivery, or any documents filed by the Company with the Commission and incorporated by reference in the Prospectus (including the Joint Proxy Statement/Prospectus of the Company and Hearst-Argyle), at the time they were filed with the Commission, at the date of the Prospectus and at each Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that (i) such counsel does not express any opinion with respect to the financial statements or other financial information and schedules included in the Registration Statement or the Prospectus or such incorporated documents and (ii) such counsel does not express any opinion with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Hearst-Argyle expressly for use in the Registration Statement or the Prospectus or with respect to any documents filed with the Commission by Hearst-Argyle (except for the Joint Proxy Statement/Prospectus of the Company and Hearst-Argyle, exclusive of any information furnished by Hearst-Argyle expressly for use in such Joint Proxy Statement/Prospectus), and incorporated by reference in the Prospectus.

                  (d) Each of Fulbright & Jaworski L.L.P., the counsel for each of the Selling Stockholders, other than the David and Katherine Moore 1998 Charitable Remainder Trust and the David and Katherine Moore 1999 Charitable Remainder Trust, and Debevoise & Plimpton, the counsel for the David and Katherine Moore 1998 Charitable Remainder Trust and the David and Katherine Moore 1999 Charitable Remainder Trust, as indicated on Schedule III hereto, shall have furnished to you their written opinion with respect to each of the respective Selling Stockholders for whom they are acting as counsel (a draft of each such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                           (i) A Power-of-Attorney and a Custody Agreement have
                  been duly executed and delivered by such Selling Stockholder (except that an opinion need not be given with respect to a Power-of-Attorney by counsel for the David and Katherine Moore 1998 Charitable Remainder Trust and the David and Katherine Moore 1999 Charitable Remainder Trust) and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

                           (ii) This Agreement has been duly executed and
                  delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or similar governing documents of such Selling Stockholder if such Selling Stockholder is a corporation, a foundation or a trust or any order, statute, rule or regulation known to such counsel of any court or governmental agency or body of the United States or the State of New York having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                           (iii) No consent, approval, authorization or order of
                  any United States or New York court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except [NAME ANY SUCH CONSENT, APPROVAL, AUTHORIZATION OR ORDER] which [HAS] [HAVE] been duly obtained and [IS] [ARE] in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriter; and

                           (iv) Upon (A) payment for the Shares to be sold by
                  such Selling Stockholder in accordance with this Agreement,
                  (B) registration of the transfer of such Shares to, and registration of such Shares in the name of, Cede & Co. or such other nominee designated by DTC and (C) the crediting of such Shares to the account maintained by DTC for the Underwriter, assuming such account is a "securities account" (as defined in Section 8-501 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")), (1) the Underwriter will acquire "security entitlement" (as based on an "adverse claim" (as defined in Section 8-102 of the UCC) in respect of such shares and (2) no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlement, assuming that the Underwriter does not have "notice" (within the meaning of Section 8- 105 of the UCC) of any "adverse claim" as defined in Section 8-102 of the UCC to such Shares.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any juxrisdiction other than the United States and the State of New York.

                  (e) Rogers & Wells LLP, counsel for Hearst-Argyle, shall have furnished to the Underwriter their written opinions (a draft of each such opinion is attached as Annex I(d) hereto), dated each Time of Delivery, respectively, in form and substance satisfactory to the Underwriter, to the effect that the Merger Agreement has been duly authorized, executed and delivered by Hearst-Argyle and is a valid and binding agreement of Hearst-Argyle, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by equitable principles of general applicability.

         In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware, and that such counsel is not admitted in the State of Delaware. In rendering such opinion, such counsel may also rely on certificates and written statements of officers, directors, stockholders, employees and accountants of Hearst-Argyle and public officials. Such counsel shall also state that nothing has come to the attention of such counsel that leads it to believe that the documents filed with the Commission by Hearst-Argyle and incorporated by reference in the Prospectus, at the time they were filed with the Commission, at the date of the Prospectus and at each Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no belief with respect to the financial statements, financial schedules and financial information and operating data, and other financial data included or incorporated by reference in or omitted from such documents, the Registration Statement or the Prospectus). The foregoing statement may be qualified by a statement to the effect that such counsel does not pass upon or otherwise assume any responsibility for the accuracy, completeness, or fairness of the statements contained in such documents, the Registration Statement or the Prospectus.


                  (f) On the date of the Prospectus, at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche, LLP, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement is attached as Annex I(b) hereto);

                  (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each time of Delivery, Deloitte & Touche, LLP, the independent accountants of Hearst-Argyle who have certified the financial statements of Hearst-Argyle and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement is attached as Annex I(b) hereto);

                  (h) (i) Neither the Company, Hearst-Argyle nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company, Hearst-Argyle, or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, Hearst-Argyle, or any of their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or Hearst-Argyle's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                  (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's or Hearst-Argyle's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) The Shares at each Time of Delivery shall have been duly listed on the New York Stock Exchange;

                  (l) The Company shall have complied with the provisions of
         Section 5(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (m) The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Underwriter at each Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company and of the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriter may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section.

         8. (a) The Company and each of the Selling Stockholders, jointly and severally, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or any of the documents incorporated by reference in the Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein and provided further that the indemnification obligation of each Selling Stockholder under this subsection 8(a) shall be limited to (i) such Selling Stockholder's pro rata portion of any indemnification obligation arising under this subsection 8(a), based upon the percentage of the total Shares sold by such Selling Stockholder, and (ii) the actual net proceeds (before deducting expenses) received by such Selling Stockholder from the sale by such Selling Stockholder of Shares hereunder.

                  (b) The Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company, Hearst-Argyle or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the

         Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
         (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, Hearst- Argyle and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respec-tively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, or any of the Selling Stockholders or any controlling person of any Selling Stockholder, or Hearst-Argyle or any officer or director or controlling person of Hearst-Argyle, and shall survive delivery of and payment for the Shares.

         10. If for any reason, any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, each of the Selling Stockholders pro rata (based on the number of Shares to be sold by such Selling Stockholder) will reimburse the Underwriter for all out-of-pocket expenses approved in writing by the Underwriter, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of such Shares, but the Company and the Selling Stockholders shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         11. In all dealings with any Selling Stockholder hereunder, the Underwriter and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the address of the Underwriter as set forth in this Agreement; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention Richard
A. Palmer, Esq.; if to any Selling Stockholder, other than the David and Katherine Moore 1998 Charitable Remainder Trust and the David and Katherine Moore 1999 Charitable Remainder Trust, shall be delivered or sent by mail, telex or facsimile transmission to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Richard A. Palmer, Esq., and if to the David and Katherine Moore 1998 Charitable Remainder Trust or the David and Katherine Moore 1999 Charitable Remainder Trust, shall be delivered or sent by mail, telex or facsimile transmission to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, Attention: [ ]; and if to Hearst-Argyle shall be delivered or sent by mail, telex or facsimile transmission to Hearst-Argyle Television, Inc. 888 Seventh Avenue, New York, New York, 10106, Attention: Secretary, with a copy to Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, Attention:
Bonnie A. Barsamian, Esq.; provided, however, that any notice to the Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth on the first page of this Agreement. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, Hearst-Argyle (but only to the extent expressly set forth herein), the Selling Stockholders and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder, the officers and directors of Hearst-Argyle and each person who controls Hearst-Argyle (but only to the extent expressly set forth herein), or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         [IF THE FOREGOING IS IN ACCORDANCE WITH YOUR UNDERSTANDING, PLEASE SIGN AND RETURN TO US [ONE FOR THE COMPANY, ONE FOR EACH SELLING STOCKHOLDER, ONE FOR HEARST- ARGYLE AND ONE FOR THE UNDERWRITER PLUS ONE FOR EACH COUNSEL] COUNTERPARTS HEREOF.]

                                       Very truly yours,

                                       Pulitzer Publishing Company

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Hearst-Argyle Television, Inc.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Selling Stockholders:


                                        The Pulitzer Family Trust


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Spring Foundation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                        The David and Katherine Moore
                                       1998 Charitable Remainder Trust


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                            The David and Katherine Moore
                                           1999 Charitable Remainder Trust


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           U/I/T dtd 3/22/82 F/B/O
                                           Michael E. Pulitzer


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           The Ceil and Michael E. Pulitzer
                                           Foundation, Inc.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



Accepted as of the date hereof:

Goldman, Sachs & Co.


By:
   --------------------------------------
         (Goldman, Sachs & Co.)

                                   SCHEDULE I



                                                                                Maximum Number
                                                                                  of Optional
                                                        Number of                Shares Which
                                                       Firm Shares                  May be
                  Underwriter                        to be Purchased               Purchased
                  -----------                        ---------------               ---------
Goldman, Sachs & Co.                                    1,000,000                   126,000


                                                   -------------------          ---------------















         Total.................................         1,000,000                     126,000
                                                        ==========                    ========

                                   SCHEDULE II


                                                                                                     Number of Optional
                                                                                                        Shares to be
                                                                           Total Number of                Sold if
                                                                             Firm Shares               Maximum Option
                                                                              to be Sold                 Exercised
                                                                              ----------                 ---------

The Selling Stockholders:


(a) Emily Rauh Pulitzer, as Trustee of The Pulitzer Family Trust

(b) Spring Foundation


(c) Margaret J. Warner and Kate C. Moore, as Trustees of the David and Katherine Moore 1998 Charitable
    Remainder Trust


(d) Margaret J. Warner and Kate C. Moore, as Trustees of the David and Katherine Moore 1999 Charitable
    Remainder Trust


(e) Michael E. Pulitzer, Trustee, U/I/T dtd 3/22/82 F/B/O Michael E.
      Pulitzer



(f) The Ceil and Michael E. Pulitzer Foundation, Inc.






Total                                                                           1,000,000                126,000



(a) This Selling Stockholder is represented by FULBRIGHT & JAWORSKI L.L.P., NEW YORK, NEW YORK and has appointed [NAMES OF ATTORNEYS-IN-FACT (NOT LESS THAN
TWO)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.



(b) This Selling Stockholder is represented by FULBRIGHT & JAWORSKI L.L.P., NEW YORK, NEW YORK and has appointed [NAMES OF ATTORNEYS-IN-FACT (NOT LESS THAN
TWO)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.



(c) This Selling Stockholder is represented by DEBEVOISE & PLIMPTON, NEW YORK, NEW YORK.

(d) This Selling Stockholder is represented by DEBEVOISE & PLIMPTON, NEW YORK, NEW YORK.



(e) This Selling Stockholder is represented by FULBRIGHT & JAWORSKI, NEW YORK, NEW YORK and has appointed [NAMES OF ATTORNEYS-IN-FACT (NOT LESS THAN TWO)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.



(f) This Selling Stockholder is represented by FULBRIGHT & JAWORSKI, NEW YORK, NEW YORK and has appointed [NAMES OF ATTORNEYS-IN-FACT (NOT LESS THAN TWO)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

                                  SCHEDULE III



                                Attorneys-in-Fact





Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as to Emily Rauh Pulitzer as Trustee of the Pulitzer Family Trust, Spring Foundation, Michael E. Pulitzer, Trustee, U/I/T dtd 3/22/82 F/B/O Michael E. Pulitzer and The Ceil and Michael E. Pulitzer Foundation, Inc.

                                                                        ANNEX II



         Pursuant to Section 7(f) and 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:



                                            (i)             They are independent
         certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;



                                                            (ii)  In their
                                            opinion, the financial statements
                                            and any supplementary financial
                                            information and schedules (and, if
                                            applicable, financial forecasts
                                            and/or pro forma financial
                                            information) examined by them and
                                            included or incorporated by
                                            reference in the Registration
                                            Statement or the Prospectus comply
                                            as to form in all material respects
                                            with the applicable accounting
                                            requirements of the Act or the
                                            Exchange Act, as applicable, and the
                                            related published rules and
                                            regulations thereunder; and, if
                                            applicable, they have made a review
                                            in accordance with standards
                                            established by the American
                                            Institute of Certified Public
                                            Accountants of the consolidated
                                            interim financial statements,
                                            selected financial data, pro forma
                                            financial information, financial
                                            forecasts and/or condensed financial
                                            statements derived from audited
                                            financial statements of the Company
                                            for the periods specified in such
                                            letter, as indicated in their
                                            reports thereon, copies of which
                                            have been [SEPARATELY] furnished to
                                            the Underwriter (the
                                            "Underwriter")[AND ARE ATTACHED
                                            HERETO];



                                                 (iii)
                                            They have made a review in
                                            accordance with standards
                                            established by the American
                                            Institute of Certified Public
                                            Accountants of the unaudited
                                            condensed consolidated statements of
                                            income, consolidated balance sheets
                                            and consolidated statements of cash
                                            flows included in the Prospectus
                                            and/or included in the Company's
                                            quarterly report on Form 10-Q
                                            incorporated by reference into the
                                            Prospectus as indicated in their
                                            reports thereon copies of which
                                            [HAVE BEEN SEPARATELY FURNISHED TO
                                            THE UNDERWRITER][ARE ATTACHED
                                            HERETO]; and on the basis of
                                            specified procedures including
                                            inquiries of officials of the
                                            Company who have responsibility for
                                            financial and accounting matters
                                            regarding whether the unaudited
                                            condensed consolidated financial
                                            statements referred to in paragraph
                                            (vi)(A)(i) below comply as to form
                                            in all material respects with the
                                            applicable accounting requirements
                                            of the [ACT AND THE EXCHANGE] Act
                                            and the related pub-
                                            lished rules and regulations,
                                            nothing came to their attention that
                                            caused them to believe that the
                                            unaudited condensed consolidated
                                            financial statements do not comply
                                            as to form in all material respects
                                            with the applicable accounting
                                            requirements of the [ACT AND THE
                                            EXCHANGE] Act and the related
                                            published rules and regulations;



                                                              (iv)The unaudited
                                             selected financial information with
                                             respect to the consolidated results
                                             of operations and financial
                                             position of the Company for the
                                             five most recent fiscal years
                                             included in the Prospectus and
                                             included or incorporated by
                                             reference in Item 6 of the
                                             Company's Annual Report on Form
                                             10-K for the most recent fiscal
                                             year agrees with the corresponding
                                             amounts (after restatement where
                                             applicable) in the audited
                                             consolidated financial statements
                                             for such five fiscal years which
                                             were included or incorporated by
                                             reference in the Company's Annual
                                             Reports on Form 10-K for such
                                             fiscal years;



                                                              (v) They have
                                            compared the information in the
                                            Prospectus under selected captions
                                            with the disclosure requirements of
                                            Regulation S-K and on the basis of
                                            limited procedures specified in such
                                            letter nothing came to their
                                            attention as a result of the
                                            foregoing procedures that caused
                                            them to believe that this
                                            information does not conform in all
                                            material respects with the
                                            disclosure requirements of Items
                                            301, 302, 402 and 503(d),
                                            respectively, of Regulation S-K;



                                                              (vi) On the basis
                                            of limited procedures, not
                                            constituting an examination in
                                            accordance with generally accepted
                                            auditing standards, consisting of a
                                            reading of the unaudited financial
                                            statements and other information
                                            referred to below, a reading of the
                                            latest available interim financial
                                            statements of the Company and its
                                            subsidiaries, inspection of the
                                            minute books of the Company and its
                                            subsidiaries since the date of the
                                            latest audited financial statements
                                            included or incorporated by
                                            reference in the Prospectus,
                                            inquiries of officials of the
                                            Company and its subsidiaries
                                            responsible for financial and
                                            accounting matters and such other
                                            inquiries and procedures as may be
                                            specified in such letter, nothing
                                            came to their attention that caused
                                            them to believe that:

                                                              (A) (i) the
                                            unaudited condensed consolidated
                                            statements of income, consolidated
                                            balance sheets and consolidated
                                            statements of cash flows included in
                                            the Prospectus and/or included or
                                            incorporated by reference in the
                                            Company's Quarterly Reports on Form
                                            10-Q incorporated by reference in
                                            the Prospectus do not comply as to
                                            form in all material respects with
                                            the applicable accounting
                                            requirements of the Exchange Act as
                                            it applies to Form 10-Q and the
                                            related published rules and
                                            regulations, or (ii) any material
                                            modifications should be made to the
                                            unaudited condensed consolidated
                                            statements of income, consolidated
                                            balance sheets and consolidated
                                            statements of cash flows included in
                                            the Prospectus or included in the
                                            Company's Quarterly Reports on Form
                                            10-Q incorporated by reference in
                                            the Prospectus, for them to be
                                            conformity with generally accepted
                                            accounting principles;



                                                              (B) any other
                                             unaudited income statement data and
                                             balance sheet items included in the
                                             Prospectus do not agree with the
                                             corresponding items in the
                                             unaudited consolidated financial
                                             statements from which such data and
                                             items were derived, and any such
                                             unaudited data and items were not
                                             determined on a basis substantially
                                             consistent with the basis for the
                                             corresponding amounts in the
                                             audited consolidated financial
                                             statements included or incorporated
                                             by reference in the Company's
                                             Annual Report on Form 10-K for the
                                             most recent fiscal year;



                                                              (C) the unaudited
                                            financial statements which were not
                                            included in the Prospectus but from
                                            which were derived the unaudited
                                            condensed financial statements
                                            referred to in Clause (A) and any
                                            unaudited income statement data and
                                            balance sheet items included in the
                                            Prospectus and referred to in Clause
                                            (B) were not determined on a basis
                                            substantially consistent with the
                                            basis for the audited financial
                                            statements included or incorporated
                                            by reference in the Company's Annual
                                            Report on Form 10-K for the most
                                            recent fiscal year;



                                                              (D) any unaudited
                                             pro forma consolidated condensed
                                             financial statements included or
                                             incorporated by reference in the
                                             Prospectus do not comply as to form
                                             in all material respects with the
                                             applicable accounting requirements
                                             of the Act and the published rules
                                             and regulations thereun-
                                            der or the pro forma adjustments
                                            have not been properly applied to
                                            the historical amounts in the
                                            compilation of those statements;



                                                              (E) as of a
                                            specified date not more than five
                                            days prior to the date of such
                                            letter, there have been any changes
                                            in the consolidated capital stock
                                            (other than issuances of capital
                                            stock upon exercise of options and
                                            stock appreciation rights, upon
                                            earn-outs of performance shares and
                                            upon conversions of convertible
                                            securities, in each case which were
                                            outstanding on the date of the
                                            latest balance sheet included or
                                            incorporated by reference in the
                                            Prospectus) or any increase in the
                                            consolidated long-term debt of the
                                            Company and its subsidiaries, or any
                                            decreases in consolidated net
                                            current assets or stockholders'
                                            equity or other items specified by
                                            the Underwriter, or any increases in
                                            any items specified by the
                                            Underwriter, in each case as
                                            compared with amounts shown in the
                                            latest balance sheet included or
                                            incorporated by reference in the
                                            Prospectus, except in each case for
                                            changes, increases or decreases
                                            which the Prospectus discloses have
                                            occurred or may occur or which are
                                            described in such letter; and



                                                              (F) for the period
                                            from the date of the latest
                                            financial statements included or
                                            incorporated by reference in the
                                            Prospectus to the specified date
                                            referred to in Clause (E) there were
                                            any decreases in consolidated net
                                            revenues or operating profit or the
                                            total or per share amounts of
                                            consolidated net income or other
                                            items specified by the Underwriter,
                                            or any increases in any items
                                            specified by the Underwriter, in
                                            each case as compared with the
                                            comparable period of the preceding
                                            year and with any other period of
                                            corresponding length specified by
                                            the Underwriter, except in each case
                                            for increases or decreases which the
                                            Prospectus discloses have occurred
                                            or may occur or which are described
                                            in such letter; and



                                            (vii) In addition to the examination
         referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter or in


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

         documents incorporated by reference in the Prospectus specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.






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